Exhibit 10.3

AMENDED AND RESTATED DEALER MANAGER AGREEMENT

August 29, 2024

Independent Brokerage Solutions LLC
as Dealer Manager
485 Madison Avenue, 15th Floor
New York, NY 10022

Ladies and Gentlemen:

This Amended and Restated Dealer Manager Agreement (this “Agreement”) hereby amends, restates and replaces in its entirety that certain Dealer Manager Agreement, dated as of June 14, 2024, by and among Fortress Credit Realty Income Trust, a Maryland statutory trust (the “Company”), FCR Advisors LLC, a Delaware limited liability company and an affiliate of FIG LLC (“Fortress”) (the “Adviser”), and Independent Brokerage Solutions LLC, a New York limited liability company, as the managing dealer (the “Dealer Manager”).

The Company and the Adviser are engaging in one or more continuous private offerings (collectively, the “Offering”) of an unlimited amount of the Company’s common shares of beneficial interest, par value $0.01 per share (“common shares”), that will be issued and sold at the offering prices per Share (as defined below) as described in the Company’s private placement memorandum (as may be amended, modified or supplemented from time to time, the “Memorandum”), which will consist of (i) a primary offering (the “Primary Shares”) of (A) up to $300,000,000 in net proceeds, which the Company reserves the right to increase in its discretion (such amount, as may be so increased, the “Initial Share Maximum Amount”), in Class B common shares, (B) up to $50,000,000 in net proceeds, which the Company reserves the right to increase in its discretion, in Class R common shares, and (C) an unlimited amount in any combination of Future Offered Shares (as defined below) (in the case of each of clauses (A), (B) and (C), not including any Class E common shares purchased by Fortress or employees, officers or directors of Fortress or its affiliates (including eligible family members)), and (ii) the shares sold pursuant to the Company’s distribution reinvestment plan (the “DRIP Shares”), to (A) U.S. persons who are “accredited investors” as that term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and (B) outside the United States in accordance with Regulation S under the Securities Act and pursuant to the laws, rules, and regulations applicable to the offer and sale of Shares in the applicable non‑U.S. jurisdiction. The Primary Shares will be distributed on a “best efforts” basis, in transactions exempt from registration under the Securities Act pursuant to Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder, through the Dealer Manager, as the managing dealer, and the broker-dealers participating in the Offering (collectively, “Participating Broker‑Dealers”, and each, individually, a “Participating Broker-Dealer”). The Primary Shares are to be offered and sold to investors as described under the caption “Plan of Distribution” in the Memorandum. For shareholders who participate in the Company’s distribution reinvestment plan, the cash distributions paid on the Shares of each class that each shareholder owns will be automatically invested in additional Shares of the same class. The DRIP Shares are to be issued and sold to shareholders of the Company at the transaction price of the applicable class of Shares on the date that the distribution is payable, without any applicable selling commissions or dealer manager fees.

Class B common shares are generally available for purchase in the Offering if (x) an investor would otherwise be eligible to purchase Class I common shares and (y) such investor, on its own, or together with any other commonly advised investors (as determined by the Adviser in its discretion), has invested at least $100 million in shares during the Initial Share Offering Period (as defined in the Memorandum) (provided, however, that the Adviser may accept lesser amounts for Class B common share eligibility in its discretion). Class R common shares are generally available for purchase in the Offering if (x) an investor would otherwise be eligible to purchase Class S common shares and (y) such investor is investing through a brokerage or transaction based account at a participating broker-dealer that provides access to Class R common shares. Class R common shares are not expected to be offered following the Class R Share Offering Period (as defined in the Memorandum). During and following the Initial Share Offering Period, the Company also expects to offer to all suitable investors an unlimited amount of common shares of different classes (including Class S common shares, Class D common shares and Class I common shares) (“Future Offered Shares”). Any issuances of Future Offered Shares will be subject to the Company’s ability to meet the applicable REIT requirements (which may require that no such shares are issued, or that management fees and performance fees on such shares are waived or lowered, unless or until the REIT is a “publicly offered REIT” for U.S. federal income tax purposes (i.e., a REIT that is required to file annual and periodic reports with the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). The terms of the Class B common shares, Class R common shares, Class S common shares, Class D common shares, Class I common shares and Class E common shares, including the eligibility requirements for each class, are described in detail in the Memorandum. For purposes of this Agreement, unless stated otherwise, any references herein to the (i) “Shares” shall include Class B common shares, Class R common shares, Class S common shares, Class D common shares, Class I common shares, Class E common shares and any other Future Offered Shares and (ii) “Memorandum” shall include any private placement memorandum used in connection with any offers and sales of the Future Offered Shares, including any amendment or supplement to the Memorandum used for the offer and sale of the Primary Shares initially being offered by the Company.

Terms used but not defined herein shall have the meanings ascribed to them in the Memorandum, as such Memorandum may be amended, supplemented or restated from time to time.

In consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Adviser hereby agree with the Dealer Manager as follows:

1.           Representations and Warranties of the Company and the Adviser. The Company, and, solely for purposes of Section 1(l), the Adviser, hereby represent and warrant to the Dealer Manager and each Participating Broker-Dealer with whom the Dealer Manager enters into a participating broker-dealer agreement (each, a “Participating Broker-Dealer Agreement”), in such form to be agreed between the Company and the Dealer Manager, that, as of the date of this Agreement and at all times during the Offering Period (as defined below) (provided that, to the extent such representations and warranties are given only as of a specified date or dates, the Company and, solely for purposes of Section 1(l), the Adviser only make such representations and warranties as of such specified date or dates):

(a)        The Company has prepared the Memorandum and all other information required for the sale of the Shares in accordance in all material respects with all applicable requirements of the Securities Act, and all applicable rules and regulations of the SEC promulgated thereunder (collectively, the “Securities Act Regulations”).

(b)       The Memorandum and any amendments or supplements thereto will, as of each closing date for the Offering of the applicable class of Shares (each, a “Closing”), comply in all material respects with any applicable requirements of the Securities Act and the Securities Act Regulations; the Memorandum does not, and any amendments or supplements thereto will not, as of the applicable Closing, contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty with respect to any statement contained in the Memorandum, or any amendments or supplements thereto, made in reliance upon and in conformity with information furnished in writing to the Company by the Dealer Manager or any Participating Broker-Dealers expressly for use in the Memorandum, or any amendments or supplements thereto.

(c)         The Company has been duly and validly organized and formed as a statutory trust under the laws of the state of Maryland, with full power and authority to conduct its business as described in the Memorandum.

(d)        As of the date of this Agreement, the Company has full legal right, power and authority to enter into this Agreement and to perform the transactions contemplated hereby, except to the extent that the enforceability of the indemnity and/or contribution provisions contained in Section 6 of this Agreement may be limited under applicable securities laws.

(e)        Unless otherwise described in the Memorandum, as such Memorandum may be amended, supplemented or restated from time to time, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against the Company, or any judgment in effect at law or in equity or before or by any federal or state commission, regulatory body or administrative agency, or other governmental body, domestic or foreign, that would reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations hereunder.

(f)        The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms of this Agreement by the Company will not conflict with or constitute a default under: (i) the Company’s declaration of trust (as may be amended, modified or supplemented from time to time, the “Declaration of Trust”) or bylaws, (ii) any indenture, mortgage, deed of trust or lease to which the Company is a party or by which the Company or any of its properties is bound, (iii) any law, rule or regulation applicable to the Company, or (iv) any writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company, except in the cases of clauses (ii), (iii) and (iv), for such conflicts or defaults that, individually or in the aggregate, would not reasonably be expected to result in a material adverse effect on the ability of the Company to perform its obligations hereunder.

(g)        Except as have been obtained or waived, no material consent, approval, authorization or other order of any governmental authority is required in connection with the execution or delivery by the Company of this Agreement or the issuance and sale by the Company of the Shares, except for (i) any necessary qualification or registration under the securities or blue sky laws of the jurisdictions in which the Shares will be offered by the Dealer Manager and the Participating Broker-Dealers, or the establishment of preemption or an exemption from such qualification or registration requirements, and (ii) any filing and approval required pursuant to the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) contained in its rulebook (the “FINRA Rules”).

(h)        At the time of the issuance of the Shares, the Shares will have been duly authorized and, when issued and sold as contemplated by the Memorandum and the Declaration of Trust, and upon payment therefor as provided by the Memorandum and this Agreement, will be validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Memorandum.

(i)        The Company does not intend to conduct its business so as to be considered an “investment company” (as that term is defined in the Investment Company Act, and the rules and regulations thereunder), and it will exercise reasonable diligence to ensure that it does not become an “investment company” within the meaning of the Investment Company Act.

(j)         Any and all printed sales literature or other materials in connection with the Offering that are prepared by the Company and/or the Dealer Manager, and that have been approved in advance, in writing, by the Company specifically for use with potential investors in connection with the Offering (and such approval has not been subsequently withdrawn pursuant to Section 14 below) (collectively, “Authorized Sales Materials”), when used in conjunction with the Memorandum, did not at the time provided for use, and, as to later provided materials, will not at the time provided for use, include any untrue statement of a material fact, nor did they at the time provided for use, or, as to later provided materials, will they at the time provided for use, omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made and when read in conjunction with the Memorandum, not misleading; provided, however, that the Company makes no representation or warranty with respect to any statement contained in any Authorized Sales Materials made in reliance upon, and in conformity with, information furnished in writing to the Company by the Dealer Manager or any Participating Broker-Dealers expressly for use in any Authorized Sales Materials.

(k)        To the Company’s knowledge, none of the Company, the Adviser, or any of their respective affiliates, officers or directors has, within the six (6) calendar months preceding the date of this Agreement, sold or offered for sale any securities that may be “integrated” with the Offering within the meaning of Rule 502(a) of Regulation D promulgated under the Securities Act, other than sales of securities to “accredited investors” that would not prevent the Offering from qualifying for the exemption from registration under the Securities Act provided by Rule 506 of Regulation D promulgated under the Securities Act.

(l)        The Company and the Adviser are not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) of Regulation D promulgated under the Securities Act and will not be disqualified from relying on the exemption from registration under the Securities Act provided by Rule 506 of Regulation D promulgated under the Securities Act with regard to the offer and sale of the Shares by the occurrence or issuance of any conviction, order, judgment, decree, suspension, injunction, expulsion or bar described in Rule 506(d)(1)(i) to (viii) of Regulation D promulgated under the Securities Act (each, a “Company Disqualifying Event”), except for a Company Disqualifying Event covered by Rule 506(d)(2) or (3) of Regulation D promulgated under the Securities Act. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e) under the Securities Act, and has furnished to the Dealer Manager and any Participating Broker-Dealers a copy of any disclosures provided thereunder. The Company will notify the Dealer Manager and Participating Broker-Dealers of the occurrence or issuance of any Company Disqualifying Event of which the Company becomes aware.

2.           Representations and Warranties of the Dealer Manager. The Dealer Manager hereby represents and warrants to the Company, as of the date of this Agreement and at all times during the Offering Period (provided that, to the extent such representations and warranties of the Dealer Manager are given only as of a specified date or dates, the Dealer Manager only makes such representations and warranties as of such specified date or dates), as follows:

(a)        The Dealer Manager is a limited liability company duly formed, validly existing and in good standing under the laws of the State of New York, with, as of the date of this Agreement, all requisite power and authority to enter into this Agreement and to perform the transactions contemplated hereby.

(b)       As of the date of this Agreement, the Dealer Manager has full legal right, power and authority to enter into this Agreement and to perform the transactions contemplated hereby, except to the extent that the enforceability of the indemnity and/or contribution provisions contained in Section 6 of this Agreement may be limited under applicable securities laws.

(c)        There are no actions, suits or proceedings pending or, to the knowledge of the Dealer Manager, threatened against the Dealer Manager, or any judgment in effect at law or in equity or before or by any federal or state commission, regulatory body or administrative agency or other governmental body, domestic or foreign, that would reasonably be expected to have a material adverse effect on the ability of the Dealer Manager to perform its obligations hereunder.

(d)         The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms of this Agreement by the Dealer Manager will not conflict with or constitute a default under (i) the Dealer Manager’s charter or bylaws, (ii) any indenture, mortgage, deed of trust or lease to which the Dealer Manager or any of its subsidiaries is a party or by which the Dealer Manager or any of its subsidiaries or any of their properties is bound, or (iii) any rule, regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Dealer Manager, except in the cases of clauses (ii), (iii) and (iv), for such conflicts or defaults that, individually or in the aggregate, would not reasonably be expected to result in a material adverse effect on the ability of the Dealer Manager to perform its obligations hereunder.

(e)         No consent, approval, authorization or other order of any governmental authority is required in connection with the execution or delivery by the Dealer Manager of this Agreement.

(f)         The Dealer Manager is, and during the term of this Agreement will be (i) duly registered as a broker-dealer pursuant to the provisions of the Exchange Act, (ii) a member in good standing of FINRA and (iii) a broker-dealer duly registered as such in those states where the Dealer Manager is required to be registered in order to carry out the Offering as contemplated by this Agreement and the Memorandum. Each of the Dealer Manager’s employees and representatives has all required licenses and registrations to act under this Agreement and to carry out the Offering as contemplated thereby. There is no provision in the Dealer Manager’s FINRA membership agreement that would restrict the ability of the Dealer Manager to carry out the Offering as contemplated by this Agreement and the Memorandum.

(g)       The information regarding the Offering in the Memorandum and all other information furnished to the Company by the Dealer Manager in writing expressly for use in the Memorandum, or any amendment or supplement thereto, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

(h)        The Dealer Manager has established and implemented anti-money laundering compliance programs (collectively, the “AML Program”) in accordance with applicable U.S. anti-money laundering laws and regulations, including, but not limited to, applicable FINRA Rules, SEC rules and regulations, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT Act) of 2001, as amended (the “USA PATRIOT Act”), and Section 352 of the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 (collectively, the “AML Laws”), and that such AML Program is reasonably expected to detect and cause the reporting of suspicious transactions in connection with the offer and sale of the Shares. In addition, the Dealer Manager has established and implemented a program for compliance with U.S. sanctions laws and regulations promulgated by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) or any other U.S. governmental entity (such sanctions, regulations and laws, together with any supplements or amendments thereto, the “U.S. Sanctions Laws”) (the “Sanctions Program”) and will continue to maintain the Sanctions Program during the term of this Agreement. Upon request by the Company at any time, Dealer Manager hereby agrees to furnish (i) a written copy of its AML Program and Sanctions Program to the Company for review and (ii) a copy of the findings of, and any remedial actions taken in connection with the Adviser’s most recent independent testing of its AML Program and/or its Sanctions Program.

(i)         The Dealer Manager is currently in compliance with all AML Laws and U.S. Sanctions Laws, including, but not limited to, the Customer Identification Program requirements under Section 326 of the USA PATRIOT Act (the “CIP Requirements”), and the Dealer Manager hereby agrees, upon request of the Company, to (A) provide an annual certification to the Company that, for the duration and as of the date of such certification, (i) its AML Program and Sanctions Program were and are consistent with the AML Laws and U.S. Sanctions Laws, (ii) it has implemented and continues to implement its AML Program and Sanctions Program and (iii) it was and is in compliance with all AML Laws and U.S. Sanctions Laws and all related requirements, including, but not limited to, the CIP Requirements; and (B) perform and carry out, on behalf of the Company, the CIP Requirements and any applicable customer identification requirements under Commission and U.S. Department of the Treasury regulations, rules, or guidance. The Dealer Manager represents, warrants, and covenants that it will immediately notify the Company in writing of any known or suspected violations of the AML Laws, U.S. Sanctions Laws, the AML Program, or the Sanctions Program (i) made or caused in relation to any Offering made pursuant to this Agreement or (ii) that could be expected to cause the Company to violate AML Laws or U.S. Sanctions Laws. The Company may, in its reasonable discretion, deem such an event a Dealer Manager Disqualifying Event (as defined below) pursuant to Section 2 of this Agreement.

(j)         The Dealer Manager has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance by the Dealer Manager, its subsidiaries and their respective officers, directors, employees and agents with (i) all applicable economic sanctions or trade embargoes (“Sanctions”), including, but not limited to, those administered by the OFAC and the U.S. Department of State, and (ii) applicable anti-corruption or anti-bribery laws and regulations (“Anti-Corruption Laws”), including, but not limited to, the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”). The Dealer Manager is not subject to, or the target of, any Sanctions and is in compliance with Sanctions and Anti-Corruption Laws.

(k)        None of the Dealer Manager or, to the knowledge of the Dealer Manager, any director, officer, employee or affiliate of the Dealer Manager is aware of or has taken any action, directly or indirectly, that would result in a violation by such person of the FCPA.

(l)       The Dealer Manager represents, warrants and agrees, and shall cause Participating Broker-Dealers to represent, warrant and agree, that (i) it is not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) of Regulation D promulgated under the Securities Act, and (ii) no conviction, order, judgment, decree, suspension, injunction, expulsion or bar described in Rule 506(d)(1)(i) to (viii) of Regulation D promulgated under the Securities Act has occurred or been issued where the subject of such action is the Dealer Manager, the Dealer Manager’s managing member, a Participating Broker-Dealer, a Participating Broker-Dealer’s managing member or general partner, or, to its reasonable knowledge, any (A) director, (B) executive officer, or (C) any other officer participating in the Offering of the Dealer Manager or the Dealer Manager’s managing member, or a Participating Broker-Dealer or a Participating Broker-Dealer’s managing member or general partner, that would make the offer and sale of the Shares ineligible for the exemption from registration under the Securities Act provided by Rule 506 of Regulation D promulgated under the Securities Act (each, a “Dealer Manager Disqualifying Event”). For purposes of this Agreement, the terms “executive officer” and “officer” have the meanings ascribed to such terms in Rules 501 and 405 promulgated under the Securities Act, respectively. The Dealer Manager will notify the Company promptly of the occurrence or issuance of any Dealer Manager Disqualifying Event of which the Dealer Manager becomes aware before the expiration or termination of this Agreement. Set forth on Exhibit A hereto is a description of each circumstance that would have been a Dealer Manager Disqualifying Event but for the fact that it occurred before September 23, 2013 (each, a “Dealer Manager Prior Disqualifying Event”). Notwithstanding anything in this Agreement to the contrary, if the Dealer Manager, a Participating Broker-Dealer or any of their respective “covered persons” (as such term is described in Regulation D of the Securities Act) becomes subject to a Dealer Manager Disqualifying Event before the final sale of the Shares such that it would preclude the Offering of Shares contemplated by this Agreement from relying on Rule 506 of Regulation D under the Securities Act, (x) this Agreement shall terminate automatically and immediately upon such occurrence of the Dealer Manager Disqualifying Event, unless such termination is waived by the Company or the Adviser in writing, and (y) in the event that this Agreement is terminated because of a Dealer Manager Disqualifying Event, then the Company’s or the Adviser’s obligation to pay any unpaid portion of any fee (whether accrued or otherwise) contemplated under this Agreement will be reduced or eliminated if (and only to the extent that) such payment would preclude the Company from relying on the private placement safe harbor provisions of Rule 506 of Regulation D under the Securities Act.

(m)       In accordance with Rule 506(e) of Regulation D promulgated under the Securities Act, the Dealer Manager shall, or shall cause each Participating Broker-Dealer to, furnish to each purchaser of Shares in the Offering, at a reasonable time before sale, a description in writing of all Dealer Manager Prior Disqualifying Events, which may be included in the Memorandum or any Authorized Sales Materials or subscription documents furnished to such purchaser. The Dealer Manager shall be entitled to approve any description of Dealer Manager Prior Disqualifying Events in advance of use by the Company (such approval not to be unreasonably withheld).

(n)          The Dealer Manager has not made and, as of the time of any Offering, shall not have made, any contribution to any official of a government entity (as such terms are defined in Rule 206(4)-5 promulgated under the Investment Advisers Act of 1940, as amended) that the Dealer Manager intends to solicit in connection with its engagement hereunder.

(o)        The Dealer Manager will use its reasonably best efforts to ensure that, to the extent that it is deemed to be providing any “endorsement” (as defined in Rule 206(4)-1 under the Investment Advisers Act of 1940, as amended (the “SEC Marketing Rule”)) (each a “Covered Endorsement”), it or its representatives complies with the disclosure requirements set out in the SEC Marketing Rule, including that each Covered Endorsement includes disclosure as set out under Rule 206(4)-1(b)(1) of the SEC Marketing Rule in substantially the same form as provided on Exhibit C hereto.

3.           Covenants of the Company. The Company hereby covenants and agrees with the Dealer Manager that:

(a)        The Company shall, at no expense to the Dealer Manager, furnish the Dealer Manager and Participating Broker-Dealers designated by the Dealer Manager with electronic copies of (i) the Memorandum, including all amendments, supplements and exhibits thereto, (ii) this Agreement and (iii) any Authorized Sales Materials, in each case, as the Dealer Manager or such Participating Broker-Dealers may reasonably request in connection with the Offering.

(b)        In addition to and apart from the Memorandum, the Company intends to use Authorized Sales Materials. In the event that the Company uses printed materials in connection with the Offering that have been prepared by the Company or the Dealer Manager and are intended for “broker-dealer use only” or “advisor use only,” the Dealer Manager shall use such materials in accordance with the terms and conditions of Section 5(c) below.

(c)       The Company will use commercially reasonable efforts to (i) (A) qualify or register the Shares for the offer and sale under or (B) establish an exemption or Federal preemption for the offer and sale of the Shares from qualification or registration under, the applicable state securities or “blue sky” laws of each jurisdiction in which the Company offers and sells the Shares or the applicable laws of any non-U.S. jurisdiction designated as Exhibit B hereto (collectively, the “Offering Jurisdictions”) and (ii) maintain such qualifications, registrations, exemptions or preemption in effect throughout the Offering.

(d)        If, at any time during the Offering when the Memorandum is in use, any event occurs as a result of which, in the determination of the Company, the Memorandum would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading, the Company will promptly notify the Dealer Manager thereof (unless the Company was informed of such untrue statement or omission by the Dealer Manager) and the Dealer Manager and the Participating Broker-Dealers shall immediately suspend the offer and sale of the Shares in accordance with Section 5(c) hereof until such time as the Company, in its sole discretion, (i) instructs the Dealer Manager and Participating Broker-Dealers to resume the offer and sale of the Shares and (ii) has prepared such amendments or supplements to the Memorandum as shall be necessary to correct such untrue statement or omission.

(e)        If, at any time during the Offering, any event occurs that is known to the Company and as a result which any Authorized Sales Materials, when used in conjunction with the Memorandum, would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company will promptly notify the Dealer Manager thereof (unless the Company was informed of such untrue statement or omission by the Dealer Manager).

(f)        The Company will use commercially reasonable efforts to (i) timely file any Form D or amendment thereto with respect to sales of the Shares required by Rule 503 of Regulation D promulgated under the Securities Act and (ii) unless an exemption is available, timely file any required forms or amendments thereto with the Offering Jurisdictions in which the Shares have been sold; provided that the Dealer Manager shall have provided the Company with any information required for such filings that is in the Dealer Manager’s possession.

(g)        The Company will engage and maintain, at its expense, a registrar and transfer agent for the Shares.

(h)        During the term of this Agreement and for a period of six (6) months thereafter, neither the Company nor any of its respective affiliates, officers or trustees shall sell or offer for sale any securities, except for, and to the extent that, any such offers and sales shall not jeopardize the availability of the exemption from registration under the Securities Act provided by Rule 506 of Regulation D promulgated under the Securities Act with respect to the offer and sale of the Shares.

4.           Payment of Fees and Expenses.

(a)        Fortress shall pay the Dealer Manager a monthly administrative fee per calendar month plus disbursements (the “Administrative Fee”) as specified in that certain Joint Agent Agreement, dated as of January 4, 2023, by and between Fortress and the Dealer Manager (as such agreement may be amended, modified or supplemented, the “Administrative Agreement”), for the registration and supervision of Fortress employees as registered representatives of the Dealer Manager (each, an “Agent”), who will engage in the Offering on the terms and conditions set forth in the Memorandum. No compensation (other than the Administrative Fee as specified in the Administrative Agreement and payable by Fortress to the Dealer Manager) will be paid other than any Servicing Fees (as defined below) that become earned, due, and payable by the Company in accordance with Section 5 hereof.

(b)        The Company agrees to pay all costs and expenses incident to the Offering, other than those described in Section 4(c) of this Agreement (including legal, accounting, printing, mailing and filing fees and expenses, due diligence expenses of the Dealer Manager and any Participating Broker-Dealers supported by itemized invoices, costs in connection with the preparation of Authorized Sales Materials, design and website expenses, fees and expenses of the transfer agent, fees to attend retail seminars sponsored by the Dealer Manager and any Participating Broker-Dealers and reimbursements for customary travel, lodging, and meals).

(c)        The Dealer Manager shall pay its own costs and expenses incident to the performance of this Agreement, including, but not limited to, paying all required state and federal taxes due and owing as a result of the payment of any Administrative Fee to the Dealer Manager.

5.           Obligations and Compensation of Dealer Manager.

(a)        The Company hereby confirms its appointment of the Dealer Manager as its non exclusive agent and distributor during the period commencing with the date of this Agreement and ending on the date (the “Termination Date”) that the Company notifies the Dealer Manager that the Offering has been terminated (the “Offering Period”) to solicit, and to cause Participating Broker-Dealers to solicit, from “accredited investors” with whom they have substantive, pre-existing relationships, subscriptions for the Shares at the subscription prices to be paid in accordance with, and otherwise upon the other terms and conditions set forth in, the Memorandum and the applicable subscription documentation (including the related private placement questionnaire) for the applicable class of Shares (each, a “Subscription Agreement”), and the Dealer Manager agrees to use its best efforts to procure subscribers for the Shares during the Offering Period. The Company hereby agrees that it shall notify the Dealer Manager as soon as practicable when it has received subscriptions for Class B common shares resulting in net proceeds equal to the Initial Share Maximum Amount. The Shares offered and sold through the Dealer Manager under this Agreement shall be offered and sold only by (i) the Dealer Manager and (ii) any Participating Broker-Dealers that the Dealer Manager may retain, each of which shall be registered as a broker dealer with the SEC, a member of FINRA in good standing and duly licensed by the appropriate regulatory agency of each jurisdiction in which they will conduct offers and sales of the Shares, or with broker dealers exempt from all such registration requirements, pursuant to an executed Participating Broker-Dealer Agreement with such Participating Broker-Dealer. The Dealer Manager shall only retain Participating Broker-Dealers who have been previously approved by the Company. The Dealer Manager hereby confirms its acceptance of such agency and distributorship and agrees to use its best efforts to sell the Shares on the terms and conditions set forth in the Memorandum with the respect to the Offering and any additional terms and conditions set forth herein, as it may be amended from time to time.

(b)        With respect to the Dealer Manager’s participation and the participation by each Participating Broker-Dealer in the offer and sale of the Shares (including, without limitation, any permitted resales and transfers of Shares), the Dealer Manager agrees, and, by virtue of entering into a Participating Broker-Dealer Agreement, each Participating Broker-Dealer shall have agreed, to comply, and shall comply, with all the applicable requirements under the Securities Act, the Exchange Act and the FINRA Rules, as each may be amended from time to time, and any other applicable foreign, state or local securities or other laws or rules of FINRA or any other applicable self-regulatory organization in offer and sale of the Shares. The Dealer Manager agrees, and each Participating Broker-Dealer shall have agreed, to comply, and shall comply, with any applicable requirements with respect to its participation in any permitted resales or transfers of the Shares. In addition, the Dealer Manager agrees, and each Participating Broker-Dealer shall have agreed, that should it assist with the permitted resale or transfer of the Shares, it shall fully comply with all applicable FINRA Rules, SEC rules and any other applicable federal or state laws.

(c)       The Dealer Manager shall cause the Shares to be offered and sold only in the Offering Jurisdictions and in such additional jurisdictions that may be added thereto in which the offer and sale of the Shares has been authorized by the Company and under any applicable state securities or “blue sky” laws of such jurisdictions (or foreign equivalents). No Shares shall be offered or sold for the account of the Company in any other jurisdiction. The Dealer Manager shall use and distribute in conjunction with the offer and sale of the Shares only the Memorandum and the Authorized Sales Materials. The Dealer Manager represents and warrants to the Company that it will not use any sales literature not authorized and approved by the Company (and not subsequently withdrawn pursuant to Section 14) or use any “broker-dealer use only” or “advisor use only” materials with prospective accredited investors in connection with the offer and sale of the Shares. The Dealer Manager agrees, and will cause the Participating Broker-Dealers to each agree, to suspend or terminate the offer and sale of the Shares upon request of the Company at any time and to resume the offer and sale of the Shares upon any subsequent request of the Company.

(d)        The Dealer Manager shall make any filings required by the FINRA Rules on behalf of itself and all other FINRA members participating in any capacity in the Offering and shall have received all required FINRA and other regulatory approvals.

(e)        Except as may be provided in the Memorandum, which may be amended and supplemented from time to time, and subject to the limitations set forth in Schedule I, the Company will pay to the Dealer Manager an ongoing servicing fee (the “Servicing Fee”) with respect to any applicable class of Primary Shares (including any Future Offered Shares, if any) as described on Schedule I to this Agreement, as it may be amended from time to time by mutual written agreement of the parties.

(f)        The terms of any reallowance of the Servicing Fee shall be set forth in the Participating Broker-Dealer Agreement or Servicing Agreement (as defined in Schedule I hereto) entered into with the Participating Broker-Dealers or Servicing Dealers (as defined in Schedule I hereto), as applicable. The Company will not be liable or responsible to any Participating Broker-Dealer or Servicing Dealer for direct payment of the Servicing Fee to such Participating Broker-Dealer or Servicing Dealer; payment of the Servicing Fee to Participating Broker-Dealers and Servicing Dealers shall be the sole and exclusive responsibility of the Dealer Manager. Notwithstanding the foregoing, the Company, in its sole discretion, either directly or through DST Systems Inc. or such other agent appointed by it, may act as agent of the Dealer Manager by making direct payment of the Servicing Fee to Participating Broker-Dealers and Servicing Dealers without incurring any liability therefor.

(g)        The Dealer Manager shall not, and shall cause each Participating Broker-Dealer not to, use any form of written communication, other than the Memorandum, any Authorized Sales Materials and any other written documentation relating to the Offering previously approved by the Company, in connection with the offer and sale of the Shares without the prior written consent of the Company.

(h)       The Dealer Manager (i) shall not, and shall cause each Participating Broker-Dealer to represent that it shall not, solicit offers to buy, or offer or sell, the Shares by any form of general solicitation or general advertising (as those terms are used in Regulation D promulgated under the Securities Act), or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act, and (ii) shall, and shall cause each Participating Broker-Dealer to represent that it shall, solicit offers for Shares only from, and offer Shares only to, persons that it reasonably believes are “accredited investors,” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act, based on a substantive, pre-existing relationship between the Dealer Manager or Participating Broker-Dealer, on the one hand, and the prospective purchaser, on the other hand. With respect to any sales of Shares made through a Participating Broker-Dealer, the Dealer Manager shall be entitled to rely on such Participating Broker-Dealer’s substantive, pre-existing relationship with the prospective investor.

(i)         The Dealer Manager acknowledges, and shall cause each Participating Broker-Dealer to acknowledge, that the submission of an order for Shares or a request for the Company (or in the case of a Participating Broker-Dealer, the Company or the Dealer Manager) to provide a memorandum or Authorized Sales Materials shall constitute a representation and warranty that each of the representations and warranties of the Dealer Manager and such Participating Broker-Dealer under Sections 2(e), 2(m), 5(f), and 5(g) hereof continue to be true and accurate in all respects. The Dealer Manager shall, and shall cause each Participating Broker-Dealer to, during the course of the Offering, on an annual basis, provide to the Company a written certificate confirming that, to the best of its knowledge, each of the representations and warranties of the Dealer Manager under Sections 2(e), 2(m), 5(f), and 5(g) hereof continue to be true and accurate in all respects. The Dealer Manager shall be entitled to conduct such additional, supplemental due diligence inquiries with respect to Participating Broker-Dealers’ compliance with the subject matter of the representations and warranties contained in Sections 2(e), 2(m), 5(f), and 5(g) hereof as the Dealer Manager may deem necessary or desirable. The Dealer Manager shall, and shall cause each Participating Broker-Dealer to represent that it shall, provide such information to the Company and the Dealer Manager, as applicable, as may be required for the Company or the Dealer Manager, as applicable, to comply with any law, rule or regulation or request by a regulatory authority or otherwise as reasonably requested by the Company or the Dealer Manager, as applicable, in connection with the Offering, and shall make the individuals primarily involved with the provision of services to the Company and/or the Dealer Manager under this Agreement or a Participating Broker-Dealer Agreement, as applicable, available for reasonable consultation with the Company and/or the Dealer Manager in regards to the Offering; provided that reasonable notice is provided to the Dealer Manager or Participating Broker-Dealer, as applicable.

(j)         The Dealer Manager and all Participating Broker-Dealers will offer and sell the Shares at the offering prices per share described in the Memorandum.

(k)        The Dealer Manager shall remain in compliance with all AML Rules and shall, upon request by the Company, provide a certification to the Company that, as of the date of such certification, the Dealer Manager is in compliance with all AML Rules, specifically including, but not limited to, the specifically including, but not limited to, the Customer Identification Program requirements under Title III of the USA PATRIOT Act.

(l)         The Dealer Manager will maintain in effect and shall enforce policies and procedures designed to ensure compliance with Sanctions and Anti-Corruption Laws by the Dealer Manager, its subsidiaries and their respective directors, officers, employees and agents. The Dealer Manager will not act in any manner that would result in the violation of any Sanctions or Anti-Corruption Laws by any party to this Agreement. The Dealer Manager will deliver in a timely manner all documents reasonably requested by the Company in connection with Sanctions or Anti-Corruption Laws.

(m)       The Dealer Manager shall keep, and shall cause its officers, directors, managers, employees, owners, members, partners and other agents (collectively, its “Representatives”) to keep, all Confidential Information (as defined below) strictly confidential, and shall not use, distribute or copy the same except in connection with the Dealer Manager’s performance of its obligations hereunder. The Dealer Manager agrees not to disclose, and to cause its Representatives not to disclose, such Confidential Information to the public, or to any person involved in selling efforts related to the Offering or to any other third party and agrees not to use the Confidential Information in any manner in the offer and sale of the Shares. The Dealer Manager shall use all reasonable precautions necessary to preserve the confidentiality of the Confidential Information, including, but not limited to, (i) limiting access to such information to persons who have a need to know such information only for the purpose of the performance of the Dealer Manager’s obligations hereunder and (ii) informing each recipient of such Confidential Information of the Dealer Manager’s confidentiality obligation. The Dealer Manager acknowledges that the Dealer Manager or its Representatives may have previously received Confidential Information, and agrees that the foregoing restrictions shall apply to any such previously received Confidential Information. The Dealer Manager acknowledges that the Dealer Manager or its Representatives may in the future receive Confidential Information, either in individual or collective meetings or telephone calls with the Company or the Adviser, and agrees that the foregoing restrictions shall apply to any Confidential Information received through any source or medium. Notwithstanding the foregoing, Confidential Information may be disclosed (a) if approved in writing for disclosure by the Company, (b) pursuant to a subpoena or as required by law, or (c) as required by any regulation, rule, order or request of any governing or self- regulatory organization (including the SEC or FINRA); provided that the Dealer Manager shall notify the Company, in advance if practicable under the circumstances, of any attempt to obtain Confidential Information pursuant to provisions (b) and (c). For purposes hereof, “Confidential Information” shall mean and include: (A) trade secrets concerning the business and affairs of the Company, the Adviser or their respective affiliates; (B) confidential data, know how, current and planned research and development, current and planned methods and processes, investment strategies, marketing lists or strategies, slide presentations and business plans, however documented, belonging to the Company, the Adviser or their respective affiliates; (C) information concerning the business and affairs of the Company, the Adviser or their respective affiliates (including, without limitation, historical financial statements, financial projections and budgets, investment-related information, models, budgets, plans, market studies and personal information, however documented); (D) any information marked or designated “Confidential”; and (E) any notes, analyses, compilations, studies, summaries and other material containing or based, in whole or in part, on any information included in the foregoing; provided, however, that “Confidential Information” shall not include information that (w) is or becomes available to the public other than as a result of disclosure by the Dealer Manager in breach of this Agreement, (x) was available to the Dealer Manager on a non-confidential basis prior to its disclosure to such Dealer Manager in connection with this Agreement, (y) becomes available to the Dealer Manager from a source that is not known by the Dealer Manager to be otherwise prohibited from communicating such information to the Dealer Manager or (z) is independently developed by the Dealer Manager without reference to the Confidential Information. Nothing herein shall be construed as restricting the Company in any way in the use of its own Confidential Information.

(n)        At the request of the Company, the Dealer Manager will engage a Participating Broker-Dealer selected by the Company and enter into a related Participating Broker-Dealer Agreement. The Dealer Manager shall not engage a Participating Broker-Dealer without the prior written consent of the Company and shall not enter into a Participating Broker-Dealer Agreement unless the Company has approved such Agreement in writing (including via email). The Dealer Manager shall provide executed copies of each Participating Broker-Dealer Agreement to the Company on the day such Agreement is executed.

(o)       The parties hereto acknowledge that the Dealer Manager is granted certain discretion under the Participating Broker-Dealer Agreements, including the discretion to waive or modify certain rights and obligations of the Participating Broker-Dealers. The Dealer Manager shall not exercise any such discretion under a Participating Broker-Dealer Agreement or amend any Participating Broker‑Dealer Agreement without receiving the Company’s prior written (including via email) approval.

6.           Indemnification. For the purposes of this Section 6, an entity’s “Indemnified Parties” shall include such entity’s officers, directors, employees, members, partners, agents and representatives, and each person, if any, who controls such entity within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

(a)        The Company will indemnify, defend (subject to Section 6(e)) and hold harmless the Participating Broker-Dealers and the Dealer Manager, and their respective Indemnified Parties, from and against any losses, claims (including the reasonable and documented costs of investigation), damages or liabilities, joint or several, to which such Participating Broker-Dealers or Dealer Manager, or their respective Indemnified Parties, may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) in whole or in part, any material inaccuracy in a representation or warranty contained herein by the Company, any material breach of a covenant contained herein by the Company or any material failure by the Company to perform its obligations hereunder or to comply with federal or state securities laws applicable to the Offering, (ii) any third-party claim arising out of any untrue statement or alleged untrue statement of a material fact contained (a) in a memorandum or any amendment or supplement thereto, or (b) in any Authorized Sales Materials or (iii) the omission or alleged omission of a material fact necessary to make the statements made in the Memorandum or any amendment or supplement thereto, in light of the circumstances under which they were made, not misleading, and the Company will reimburse each Participating Broker-Dealer, the Dealer Manager and their respective Indemnified Parties, for any legal or other expenses reasonably incurred by such Participating Broker-Dealer, the Dealer Manager and their respective Indemnified Parties, in connection with investigating or defending such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished either (x) to the Company or the Adviser by the Dealer Manager or (y) to the Company, the Adviser or Dealer Manager by or on behalf of any Participating Broker-Dealer expressly for use in a memorandum (including any amendment or supplement thereto) or any Authorized Sales Materials. This indemnity agreement will be in addition to any liability that the Company may otherwise have.

Notwithstanding the foregoing, the indemnification and agreement to hold harmless provided in Section 6(a) is further limited to the extent that no such indemnification by the Company of a Participating Broker-Dealer, the Dealer Manager or their respective Indemnified Parties shall be permitted under this Agreement for, or arising out of, an alleged violation of federal or state securities laws, unless one or more of the following conditions are met: (i) there has been a successful final adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against the particular indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authorities of the states in which the securities were offered or sold as to indemnification for violations of securities laws.

(b)        The Dealer Manager will indemnify, defend and hold harmless the Company and its respective Indemnified Parties from and against any losses, claims, damages or liabilities to which any of the aforesaid parties may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims (including the reasonable and documented costs of investigation), damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) in whole or in part, any material inaccuracy in a representation or warranty contained herein by the Dealer Manager, any material breach of a covenant contained herein by the Dealer Manager or any material failure by the Dealer Manager to perform its obligations hereunder, (ii) any third-party claim arising out of any untrue statement or alleged untrue statement of a material fact contained (a) in a memorandum or any amendment or supplement thereto, or (b) in any Authorized Sales Materials, (iii) the omission or alleged omission to state a material fact necessary to make the statements made in a memorandum or any amendment or supplement thereto, in light of the circumstances under which they were made, not misleading; provided, however, that, in each case described in clauses (ii) and (iii), the Dealer-Manager will be liable to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Dealer Manager specifically for use with reference to the Dealer Manager in the preparation of a memorandum or any such amendment or supplement thereto or any Authorized Sales Materials, (iv) any use of sales literature by the Dealer Manager not authorized or approved by the Company or any use of “broker-dealer use only” or “advisor use only” materials with prospective investors concerning the Shares by the Dealer Manager, (v) any untrue statement made by the Dealer Manager or its representatives or agents or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the offer and sale of the Shares, (vi) any material violation by the Dealer Manager of this Agreement, (vii) any failure by the Dealer Manager to comply with applicable laws governing money laundering abatement and anti-terrorist financing efforts, including applicable FINRA Rules, SEC rules and the USA PATRIOT Act or (viii) any other failure by the Dealer Manager to comply with applicable FINRA Rules, SEC rules or any other applicable federal or state laws, including its failure to ensure the appropriate FINRA licensing credentials for its representatives. The Dealer Manager will reimburse the aforesaid parties in connection with the investigation or defense of any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Dealer Manager may otherwise have.

(c)       Each Participating Broker-Dealer, severally but not jointly, will indemnify, defend and hold harmless the Company, the Dealer Manager and each of their respective Indemnified Parties from and against any losses, claims, damages or liabilities to which the Company, the Dealer Manager or any of their respective Indemnified Parties may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims (including the reasonable and documented costs of investigation), damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) in whole or in part, any material inaccuracy in a representation or warranty made by the Participating Broker-Dealer, any material breach of a covenant by the Participating Broker-Dealer or any material failure by the Participating Broker-Dealer to perform its obligations hereunder or under the applicable Participating Broker-Dealer Agreement, (ii) any untrue statement or alleged untrue statement of a material fact contained in (a) in a memorandum or any amendment or supplement thereto, or (b) in any Authorized Sales Materials; provided, however, that, in each case described in clause (ii), such Participating Broker-Dealer will be liable to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or the Dealer Manager by the Participating Broker-Dealer specifically for use with reference to such Participating Broker-Dealer in a memorandum or any such amendment or supplement thereto, or any Authorized Sales Materials, (iv) any use of sales literature by the Participating Broker-Dealer not authorized or approved by the Company or use of “broker-dealer use only” or “advisor use only” materials with prospective investors concerning the Shares by such Participating Broker-Dealer or Participating Broker-Dealer’s representatives or agents, (v) any untrue statement made by such Participating Broker-Dealer or its representatives or agents or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the offer and sale of the Shares, (vi) (x) any failure by the Participating Broker-Dealer to be properly registered or licensed as a broker-dealer, duly authorized to sell Shares under federal and state securities laws and regulations in all states where it offers or sells Shares, or to be a member in good standing of FINRA, (y) if the Participating Broker-Dealer becomes subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) of Regulation D promulgated under the Securities Act and becomes disqualified from relying on the exemption from registration under the Securities Act provided by Rule 506 of Regulation D promulgated under the Securities Act with regard to the offer and sale of the Shares by the occurrence or issuance of any conviction, order, judgment, decree, suspension, injunction, expulsion or bar described in Rule 506(d)(1)(i) to (viii) of Regulation D promulgated under the Securities Act or (z) any other material violation of the Participating Broker-Dealer Agreement to which the Participating Broker-Dealer is a party, (vii) any failure of the Participating Broker-Dealer to comply with applicable laws governing money laundering abatement and anti-terrorist financing efforts, including applicable FINRA Rules, SEC rules and the USA PATRIOT Act or (viii) any other failure by the Participating Broker-Dealer to comply with applicable FINRA Rules, SEC rules or any other applicable federal or state laws, including its failure to ensure the appropriate FINRA licensing credentials for its representatives. Each Participating Broker-Dealer will reimburse the aforesaid parties in connection with the investigation or defense of any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Participating Broker-Dealer may otherwise have.

(d)       Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of an action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, notify in writing the indemnifying party of the commencement thereof and the omission to so notify the indemnifying party will relieve such indemnifying party from any liability under this Section 6 as to the particular item for which indemnification is then being sought, but not from any other liability that it may have to any indemnified party. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel. Such participation shall not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable and documented legal and other expenses (subject to Section 6(e)) incurred by such indemnified party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of the claim in respect of which indemnity is sought. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party.

(e)        An indemnifying party under this Section 6 shall be obligated to reimburse an indemnified party for reasonable and documented legal and other expenses as follows:

(i)         In the case of the Company indemnifying the Dealer Manager, the advancement of funds of the Company to the Dealer Manager for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought shall be permissible only if all of the following conditions are satisfied: (i) the legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (ii) the legal action is initiated by a third party who is not a limited partner of the Company or the legal action is initiated by a limited partner of the Company acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement, and (iii) the Dealer Manager undertakes to repay the advanced funds to the Company, together with the applicable legal rate of interest thereon, in cases in which the Dealer Manager is found not to be entitled to indemnification.

(ii)       In any case of indemnification other than that described in Section 6(e)(i), the indemnifying party shall pay all legal fees and expenses of the indemnified party in the defense of such claims or actions; provided, however, that the indemnifying party shall not be obligated to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims, notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one indemnified party. If such claims or actions are alleged or brought against more than one indemnified party, then the indemnifying party shall only be obliged to reimburse the expenses and fees of one law firm that has been selected by a majority of the indemnified parties against which such action is finally brought, and, in the event a majority of such indemnified parties is unable to agree on which law firm for which expenses or fees will be reimbursable by the indemnifying party, then payment shall be made to the first law firm of record representing an indemnified party against such action or claim. Such law firm shall be paid only to the extent of services performed by such law firm, and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm.

(f)         The indemnity agreements contained in this Section 6 shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Participating Broker-Dealer, any person controlling any Participating Broker-Dealer or by or on behalf of the Company, the Dealer Manager or any officer, trustee or director thereof, or by or on behalf of the Company or the Dealer Manager, (ii) delivery of any Shares and payment therefor, and (iii) any termination of this Agreement or any Participating Broker-Dealer Agreement. A successor of any Participating Broker-Dealer or of any of the parties to this Agreement, as the case may be, shall be entitled to the benefits of the indemnity agreements contained in this Section 6.

7.         Survival of Provisions. The respective agreements, representations and warranties of the Company, the Adviser and the Dealer Manager set forth in this Agreement shall remain operative and in full force and effect until the Termination Date regardless of (i) any investigation made by or on behalf of the Dealer Manager or any Participating Broker‑Dealer or any person controlling the Dealer Manager or any Participating Broker-Dealer or by or on behalf of the Company or any person controlling the Company, and (ii) the delivery of payment for the Shares. Following the termination of this Agreement, this Agreement will become void and there will be no liability of any party to any other party hereto, except for the obligations under Sections 6 to 9, 11 to 16, 19 and 20, all of which will survive the termination of this Agreement.

8.           Applicable Law. This Agreement was executed and delivered in, and its validity, interpretation and construction shall be governed by, the laws of the State of New York, without giving effect to choice of law provisions thereof; provided, however, that causes of action for violations of federal or state securities laws shall not be governed by this Section 8.

9.          Venue; Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of New York and the Federal courts of the United States of America located in the Borough of Manhattan, New York, for purposes of any suit, action or other proceeding arising from this Agreement, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or thereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts. Each of the parties hereby consents to and grants any such court jurisdiction over the person of such parties and over the subject matter of any such dispute.

10.        Counterparts. This Agreement may be executed (including by email or in .pdf or by DocuSign or similar electronic signature) and delivered (including by email) by the parties hereto in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

11.         Successors and Amendment.

(a)       This Agreement shall inure to the benefit of and be binding upon the Dealer Manager, the Company, the Adviser and their respective successors and permitted assigns, and shall inure to the benefit of the Participating Broker-Dealers to the extent set forth in Sections 1 and 6 hereof. Nothing in this Agreement is intended, or shall be construed, to give to any other person any right, remedy or claim, except as otherwise specifically provided herein.

(b)        This Agreement may be amended only by the written agreement of the Dealer Manager, the Company and the Adviser.

(c)       Neither the Company, the Adviser or the Dealer Manager may assign or transfer any of such party’s rights or obligations under this Agreement without the prior written consent of the Dealer Manager, on the one hand, or the Company and the Adviser, acting together, on the other hand.

12.         Term and Termination.

(a)         This Agreement may be terminated by the Dealer Manager, on the one hand, or the Company and the Adviser acting together, on the other hand, (i) in the event that (a) the Company or the Adviser, on the one hand, or the Dealer Manager, on the other hand, shall have failed to comply with any of the material provisions of this Agreement, (b) the Company or the Adviser, on the one hand, or the Dealer Manager, on the other hand, materially breaches any of its representations and warranties contained in this Agreement and, in the case of the Company or the Adviser, such breach or breaches, individually or in the aggregate, would result in a material adverse effect on the business or property to the Company or the Adviser, respectively, or (ii) on thirty (30) days’ written notice; provided, however, that no party may terminate this Agreement under clause (i)(a) or (i)(b) above unless such failures or breaches are not cured within thirty (30) days after such party has delivered notice of intent to terminate under this Section 12(a). In any case, this Agreement shall expire at the close of business on the Termination Date.

(b)        The Dealer Manager, upon the expiration or termination of this Agreement, shall (i) promptly deposit any and all funds, if any, in its possession which were received from investors for the sale of Shares into the appropriate account designated by the Company, (ii) promptly deliver to the Company all records and documents in its possession which relate to the Offering and are not designated as dealer copies, (iii) provide a list of all purchasers and broker-dealers with whom the Dealer Manager has initiated oral or written discussions regarding the Offering, (iv) notify Participating Broker-Dealers of such termination and (v) in the case of termination by the Company pursuant to Section 12(a), at the request of the Company, cooperate in good faith with the Company and any Participating Broker-Dealers to assign any Participating Broker-Dealer Agreements to a successor dealer manager. Solely to the extent required for legal or regulatory purposes, the Dealer Manager, at its sole expense, may make and retain copies of all such records and documents, but shall keep all such information confidential. The Dealer Manager shall use its best efforts to cooperate with the Company to accomplish an orderly transfer of management of the Offering to a party designated by the Company.

(c)        Upon expiration or termination of this Agreement, the Company shall pay to the Dealer Manager all compensation to which the Dealer Manager is or becomes entitled under Section 5 at such time as such compensation becomes payable.

13.         Confirmation. The Company hereby agrees and assumes the duty to confirm, on its behalf and on behalf of the Participating Broker-Dealers who sell the Shares, all orders for purchase of Shares accepted by the Company. Such confirmations will comply with the rules of the SEC and FINRA, and will comply with applicable laws of such other jurisdictions to the extent the Company is advised of such laws in writing by the Dealer Manager.

14.        Memorandum and Authorized Sales Materials. The Dealer Manager agrees that it is not authorized or permitted to give, and will not any information or make any representation concerning the Shares, except as set forth in the Memorandum and any Authorized Sales Materials. The Dealer Manager further agrees (i) not to deliver any Authorized Sales Materials to any investor or prospective investor, to any broker-dealer that has not entered into a Participating Broker-Dealer Agreement, or to any representatives or other associated persons of such a broker-dealer, unless it is accompanied or preceded by the Memorandum as amended and supplemented, (ii) not to show or give to any investor or prospective investor or reproduce any material or writing that is supplied to it by the Company and marked “dealer only” or otherwise bearing a legend denoting that it is not to be used in connection with the sale of Shares to members of the public and (iii) not to show or give to any investor or prospective investor in a particular jurisdiction (and will similarly require Participating Broker-Dealers pursuant to the Participating Broker-Dealer Agreement) any material or writing that is supplied to it by the Company if such material bears a legend denoting that it is not to be used in connection with the sale of Shares to members of the public in such jurisdiction. Dealer Manager, in its agreements with Participating Broker-Dealers, will include requirements and obligations of the Participating Broker-Dealers similar to those imposed upon the Dealer Manager pursuant to this Section 14. The Dealer Manager agrees that the Company shall be permitted to deliver at any time, and from time to time, notice (including via email) that any materials that constitute Authorized Sales Materials shall no longer be used and no longer constitute Authorized Sales Materials for purposes of this Agreement. Following receipt of such notice, the Dealer Manager shall immediately cease using such Authorized Sales Materials and notify each Participating Broker-Dealer to cease using such Authorized Sales Materials immediately.

15.         Submission of Orders.

(a)        Each person desiring to purchase Shares in the Offering will be required to complete and execute a Subscription Agreement and to deliver to the Participating Broker-Dealer or Dealer Manager, as the case may be (the “Processing Broker‑Dealer”), such completed Subscription Agreement, together with a check, draft, wire or money order (a “Subscription Payment”) for the purchase price of the Shares. The Dealer Manager shall ensure that any Participating Broker-Dealer shall only offer to sell and accept Subscription Agreements and Subscription Payments for classes of Shares that it is authorized to sell pursuant to the Participating Broker-Dealer Agreement (including any schedules or exhibits thereto) and for classes of Shares that are being issued and sold by the Company at such time. There shall be a minimum initial purchase by any one purchaser for each class of Shares of $25,000 (except as otherwise indicated in the Memorandum, or in any letter or memorandum from the Company to the Dealer Manager). Minimum subsequent purchases of any such class of Shares shall be $500 per transaction. The minimum subsequent investment amount does not apply to purchases made under the distribution reinvestment plan.

(b)       The Company will initially offer the Shares on a continuous basis at a price equal to the most recently determined NAV per Share for the Class E common shares issued to Fortress in connection with the Company’s Initial Capitalization (as described in the Memorandum) (which is deemed to be $20.00 until the last calendar day of the month during which the Company makes its first investment). Thereafter, the purchase price for the Shares will be sold at the then-current transaction price, which will generally be equal to the Company’s prior month’s net asset value per share applicable to the class of Shares being purchased (as calculated in accordance with the procedures described in the Memorandum), or at a different offering price made available to investors in cases where the Company believes there has been a material change to the NAV per Share since the end of the prior month, plus in either case any applicable selling commissions and dealer manager fees, subject in certain circumstances to reductions thereof as described in the Memorandum. The offering price for each class of Shares is subject to adjustment as described in the Memorandum. Each person desiring to purchase Shares in the Offering must submit subscriptions for a certain dollar amount, rather than a number of Shares, and, as a result, may receive fractional Shares. Subscription Agreements and instruments of payment will be transmitted by the Dealer Manager to the Company or its designated agent as set forth in the Subscription Agreement, as soon as practicable, but in any event not later than the end of the next business day following receipt by the Dealer Manager.

(c)        The Processing Broker-Dealer receiving a Subscription Agreement and Subscription Payment not conforming to the foregoing instructions shall return such Subscription Agreement and Subscription Payment directly to such subscriber not later than the end of the second business day following rejection by the Processing Broker-Dealer of such materials. Subscription Agreements and Subscription Payments received by the Processing Broker-Dealer that conform to the foregoing instructions shall be transmitted to the Company or its designated agent as set forth in the Subscription Agreement, pursuant to one of the methods described in this Section 15. Transmittal of Subscription Payments will be made in accordance with the following procedures.

(d)        If the Processing Broker-Dealer conducts its internal supervisory review at the same location at which Subscription Agreements and Subscription Payments are received from subscribers, then, by noon of the next business day following receipt by the Processing Broker-Dealer, the Processing Broker-Dealer will transmit the Subscription Agreements and Subscription Payments to the Company or its designated agent as set forth in the Subscription Agreement.

(e)        If the Processing Broker-Dealer conducts its internal supervisory review at a different location (the “Final Review Office”), Subscription Agreements and Subscription Payments will be transmitted by the Processing Broker-Dealer to the Final Review Office by noon of the next business day following receipt by the Processing Broker-Dealer. The Final Review Office will, in turn, by noon of the next business day following receipt by the Final Review Office, transmit such Subscription Agreements and Subscription Payments to the Company or its designated agent as set forth in the Subscription Agreement.

Notwithstanding the foregoing, with respect to any Shares to be purchased by a custodial account, the Processing Broker-Dealer shall cause the custodian of such account to deliver a completed Subscription Agreement and Subscription Payment for such account directly to the Company or its designated agent as set forth in the Subscription Agreement. The Processing Broker‑Dealer shall furnish to the Company and the Adviser, with each delivery of Subscription Payments, a list of the subscribers showing the name, U.S. address, tax identification number, state of residence, amount of Shares subscribed for and the amount of the Subscription Payment, together with copy of each completed Subscription Agreement.

16.         Suitability of Investors; Compliance with Privacy Laws.

(a)        The Dealer Manager will offer Shares, and in its agreements with Participating Broker-Dealers will require that the Participating Broker-Dealers offer Shares, only to those persons who meet the suitability standards set forth in the Memorandum or in any suitability letter or memorandum sent by the Company (including, for the avoidance of doubt, only from investors each of which, together with any other investor for which such investor is acting as a trustee or other fiduciary, the Dealer Manager or Participating Broker-Dealer making such offering of Shares, shall reasonably believe (a) is an “accredited investor” with respect to the Shares within the meaning of Regulation D under the Securities Act; or (b) is not a United States person within the meaning of Rule 902 under the Securities Act) and will only make offers to persons in the jurisdictions in which it is advised in writing by the Company that the Shares are qualified for sale or that such qualification is not required. Notwithstanding the qualification of the Shares for sale in any respective jurisdiction (or the exemption therefrom), the Dealer Manager represents, warrants and covenants (and, in its agreements with Participating Broker-Dealers, the Dealer Manager will require each Participating Broker-Dealer to represent, warrant and covenant) that it will not offer Shares and will not permit any of its registered representatives to offer Shares in any jurisdiction unless both the Dealer Manager and such registered representative are duly licensed to transact securities business in such jurisdiction. In offering Shares, the Dealer Manager will comply, and in its agreements with Participating Broker-Dealers the Dealer Manager will require that the Participating Broker‑Dealers comply, with the provisions of the FINRA Rules, as well as all other applicable rules and regulations relating to suitability of investors.

(b)        The Dealer Manager further represents, warrants and covenants, and in its agreements with Participating Broker-Dealers the Dealer Manager will require such Participating Broker-Dealers to represent, warrant and covenant that neither it, nor any person associated with it, shall offer or sell Shares in any jurisdiction, except to investors who satisfy the investor suitability standards and minimum investment requirements under the most restrictive of the following: (i) applicable provisions described in the Memorandum, including status as an “accredited investor” as defined in Regulation D under the Securities Act, minimum income and net worth standards; (ii) applicable laws of the jurisdiction of which such investor is a resident; or (iii) applicable FINRA Rules. The Dealer Manager agrees to ensure that, and in its agreements with Participating Broker-Dealers the Dealer Manager will require such Participating Broker-Dealers to ensure that, in recommending the purchase, sale or exchange of Shares to an investor, it, or a person associated with it, shall have reasonable grounds to believe, on the basis of information obtained from the investor (and thereafter maintained in the manner and for the period required by the SEC, any state securities commission, FINRA or the Company) concerning the investor’s age, investment objectives, other investments, financial situation and needs and any other information known to it, or persons associated with it, that (a) the investor can reasonably benefit from an investment in the Shares based on the investor’s overall investment objectives and portfolio structure, (b) the investor is able to bear the economic risk of the investment based on the investor’s overall financial situation and (c) the investor has an apparent understanding of (A) the fundamental risks of the investment, (B) the risk that the investor may lose his or her entire investment in the Shares, (C) the lack of liquidity of the Shares, (D) the background and qualifications of the Adviser or the persons responsible for directing and managing the Company and (E) the tax consequences of an investment in the Shares. In the case of sales to fiduciary accounts, the suitability standards must be met by the person who directly or indirectly supplied the funds for the purchase of the Shares or by the beneficiary of such fiduciary account; and the purchaser of Shares has a substantive pre-existing relationship with the Dealer Manager or the Participating Broker-Dealer, as applicable, pursuant to Regulation D under the Securities Act. The Dealer Manager further represents, warrants and covenants, and in its agreements with Participating Broker-Dealers the Dealer Manager will require such Participating Broker-Dealers to represent, warrant and covenant, that it, or a person associated with it, will make every reasonable effort to determine the suitability and appropriateness of an investment in Shares of each proposed investor by reviewing documents and records disclosing the basis upon which the determination as to suitability was reached as to each purchaser of Shares pursuant to a subscription solicited by it, whether such documents and records relate to accounts which have been closed, accounts which are currently maintained or accounts hereafter established. The Dealer Manager further represents, warrants and covenants, and in its agreements with Participating Broker-Dealers the Dealer Manager will require such Participating Broker‑Dealers to represent, warrant and covenant, that it will maintain such records in compliance with applicable law and make available a record of the information obtained to determine that an investor meets the suitability standards imposed on the offer or sale of Shares at the time of the initial purchase of Shares to (i) the Company and (ii) representatives of the SEC, FINRA and applicable state or non‑U.S. securities administrators upon the Dealer Manager’s receipt of an appropriate document subpoena or other appropriate request for documents from any such agency for a period of at least six years following the Termination Date. In addition, at the Company’s reasonable written request, which shall be no later than the six (6) year anniversary of the Termination Date, and at the Company’s sole expense, the Dealer Manger agrees (and in its agreements with Participating Broker-Dealers the Dealer Manager will require such Participating Broker‑Dealers to agree) to retain such records for a reasonable period of time beyond the six (6) year anniversary of the Termination Date. The Dealer Manager shall not purchase any Shares for a discretionary account without obtaining the prior written approval of the Dealer Manager’s customer and his or her signature on a Subscription Agreement. The Dealer Manager shall not, and in its agreements with Participating Broker-Dealers the Dealer Manager will require such Participating Broker-Dealers not to, purchase any Shares for a discretionary account without obtaining the prior written approval of the Dealer Manager’s or Participating Broker-Dealer’s, as applicable, customer and his or her signature on a Subscription Agreement.

(c)       The Dealer Manager agrees, and in its agreements with Participating Broker‑Dealers the Dealer Manager will require that the Participating Broker-Dealers agree, (i) to abide by and comply with (a) the privacy standards and requirements of the Gramm-Leach-Bliley Act of 1999 (“GLB Act”) and Regulation S-P promulgated thereunder, (b) the privacy standards and requirements of any other applicable federal and state law and (c) its own internal privacy policies and procedures, each as may be amended from time to time; (ii) to refrain from the use or disclosure of nonpublic personal information (as defined under the GLB Act) of all customers who have opted out of such disclosures except as necessary to service the customers or as otherwise necessary or required by applicable law; and (iii) to determine which customers have opted out of the disclosure of nonpublic personal information by periodically reviewing and, if necessary, retrieving a list of such customers (the “List”) as provided by each to identify customers that have exercised their opt-out rights.

In the event the Dealer Manager uses or discloses nonpublic personal information of any customer for purposes other than servicing the customer, or as otherwise required by applicable law, the Dealer Manager will consult the List to determine whether the affected customer has exercised his or her opt-out rights. The Dealer Manager understands that it is prohibited from using or disclosing any nonpublic personal information of any customer that is identified on the List as having opted out of such disclosures.

17.         Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect, so the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

18.        No Partnership. Nothing in this Agreement shall be construed or interpreted to constitute the Dealer Manager as an employee, agent or representative of, or in association with or in partnership with, the Company; instead, this Agreement shall only constitute the Dealer Manager as a dealer authorized to sell the Shares according to the terms set forth in the Memorandum as amended and supplemented and in this Agreement.

19.         Notice. Notices and other writings contemplated by this Agreement shall be delivered via (i) hand, (ii) first class registered or certified mail, postage prepaid, return receipt requested, (iii) a nationally recognized overnight courier or (iv) email. All such notices shall be addressed, as follows:

If to the Dealer Manager:

Independent Brokerage Solutions LLC
485 Madison Avenue, 15th Floor
New York, NY 10022
Attention: Bryon H. Lyons
Email: [***]

If to the Company (or any of its common controlled affiliates):

Fortress Credit Realty Income Trust
c/o FIG LLC
1345 Avenue of the Americas, 46th Fl
New York, NY 10105
Tel: [***]
Email: [***]

If to the Adviser (or any of its common controlled affiliates):

FCR Advisors LLC
c/o FIG LLC
1345 Avenue of the Americas, 46th Fl
New York, NY 10105
Tel: [***]
Email: [***]

Any party may change its contact information specified above by giving the other party notice of such change in accordance with this Section 19.

20.        Entire Agreement. Except as specifically contemplated hereby, this Agreement supersedes any and all agreements, either oral or written, between the parties hereto with respect to the rendering of services by the Dealer Manager for the Company and contains all of the covenants and agreements between the parties with respect to the rendering of such services. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party that are not embodied herein, and that no other agreement, statement or promise not contained in this Agreement shall be valid or binding. Any modification of this Agreement will be effective only if it is in writing signed by the party to be charged.

[Signature pages follow]

If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us as of the date first above written.

Very truly yours,

FORTRESS CREDIT REALTY INCOME TRUST

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

FCR ADVISORS LLC

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

Accepted and agreed to as of the date first above written:

/s/ Byron H. Lyons
Name: Byron H. Lyons
Title: CEO

SCHEDULE I

SERVICING FEES

With respect to outstanding Class R common shares, Class S common shares and Class D common shares, an ongoing servicing fee will be paid monthly in arrears in an amount equal to 0.85%, 0.85% and 0.25% per annum of the aggregate net asset value (“NAV”) of the outstanding Class R common shares, Class S common shares and Class D common shares, respectively (the “Servicing Fee”). The Dealer Manager may reallow all or a portion of the Servicing Fee to any Participating Broker-Dealers who sold the Class R common shares, Class S common shares or Class D common shares giving rise to a portion of such Servicing Fee to the extent the Participating Broker-Dealer Agreement with such Participating Broker-Dealer provides for such a reallowance, and such Participating Broker-Dealer is in compliance with the terms of such Participating Broker-Dealer Agreement related to such reallowance; provided, however, that upon the date when the Dealer Manager is notified that the Participating Broker-Dealer who sold the Class R common shares, Class S common shares or Class D common shares giving rise to a portion of the Servicing Fee is no longer the broker-dealer of record with respect to such Class R common shares, Class S common shares or Class D common shares or that the Participating Broker-Dealer no longer satisfies any or all of the conditions in its Participating Broker-Dealer Agreement for the receipt of the Servicing Fee, then the Participating Broker-Dealer’s entitlement to the Servicing Fees related to such Class R common shares, Class S common shares and/or Class D common shares, as applicable, shall cease, and the Participating Broker-Dealer shall not receive the Servicing Fee for any portion of the month in which the Participating Broker-Dealer is not eligible on the last day of the month; provided, however, if there is a change in the broker-dealer of record with respect to the Class R common shares, Class S common shares or Class D common shares, as applicable, made in connection with a change in the registration of record for the Class R common shares, Class S common shares or Class D common shares on the Company’s books and records (including, but not limited to, a reregistration due to a sale or a transfer or a change in the form of ownership of the account), then the Participating Broker‑Dealer shall be entitled to a pro rata portion of the Servicing Fees related to the Class R common shares, Class S common shares and/or Class D common shares, as applicable, for the portion of the month for which the Participating Broker-Dealer was the broker-dealer of record.

Thereafter, such Servicing Fees may be reallowed to the then-current broker-dealer of record of the Class R common shares, Class S common shares and/or Class D common shares, as applicable, if any such broker-dealer of record has been designated (the “Servicing Dealer”), to the extent such Servicing Dealer has entered into a Participating Broker-Dealer Agreement or similar agreement with the Dealer Manager (“Servicing Agreement”), such Participating Broker-Dealer Agreement or Servicing Agreement with the Servicing Dealer provides for such reallowance and the Servicing Dealer is in compliance with the terms of such agreement related to such reallowance. In this regard, all determinations will be made by the Dealer Manager in good faith in its sole discretion. The Dealer Manager is not entitled to any Servicing Fee with respect to Class B common shares, Class I common shares and Class E common shares. The Dealer Manager may also reallow some or all of the Servicing Fee to other broker-dealers who provide services with respect to the Shares (who shall be considered additional Servicing Dealers) pursuant to a Servicing Agreement with the Dealer Manager to the extent such Servicing Agreement provides for such reallowance and such additional Servicing Dealer is in compliance with the terms of such agreement related to such reallowance, in accordance with the terms of such Servicing Agreement.

Schedule I - 1

To the extent an agreement between the Dealer Manager and a Participating Broker-Dealer or Servicing Dealer limits the transaction or other fees, including Servicing Fees, paid with respect to a shareholder, the Dealer Manager shall cease receiving the Servicing Fee with respect to any Class R common share, Class S common share or Class D common share in such shareholder’s account at the end of the month in which the Dealer Manager, in conjunction with the transfer agent, determines that total Servicing Fees paid with respect to such share would exceed, in the aggregate, the applicable limit, or, such Class R common share, Class S common share or Class D common share (and any shares issued under the Company’s distribution reinvestment plan with respect thereto) may be converted into or exchanged for a number of Class I common shares (including any fractional shares) with an equivalent aggregate NAV as such share. In addition, the Dealer Manager will cease receiving the Servicing Fee on Class R common shares, Class S common shares and Class D common shares upon the earlier to occur of the following: (i) a listing of Class I common shares or (ii) the merger or consolidation of the Company with or into another entity, or the sale or other disposition of all or substantially all of the Company’s assets.

Schedule I - 2

EXHIBIT A

DEALER MANAGER PRIOR DISQUALIFYING EVENT

Exhibit A - 1

EXHIBIT B

OFFERING JURISDICTIONS

As of June 14, 2024

United States of America

 Exhibit B - 1